UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                September 1, 2004

                        SYMBOLLON PHARMACEUTICALS, INC.
             (Exact name of Registrant as specified in its charter)

       Delaware                     0-22872                  36-3463683
       --------                     -------                  ----------
(State or other jurisdiction      (Commission             (I.R.S. Employer
   of incorporation)              File Number)           Identification No.)

                37 Loring Drive, Framingham, Massachusetts 01702
               (Address of principal executive offices) (Zip Code)

                                 (508) 620-7676
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))



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Item 3.02     Unregistered Sales of Equity Securities.

On September 1, 2004 Symbollon completed a private placement to accredited investors of an aggregate of 1,261,692 shares of Class A common stock and 630,846 redeemable warrants for $634,300 in cash and $185,800 in prepaid services for manufacturing, consulting and clinical trial expenses ($1.30 for two shares and one warrant).

The redeemable warrants entitle the holder thereof to purchase at any time up to February 28, 2006 a share of Class A common stock at a price of sixty-five cents ($0.65) per share. The redeemable warrants may be redeemed by Symbollon at $0.01 per warrant in the event that the closing bid price of the Class A common stock over twenty successive trading days is equal to or greater than $3.50, subject to the holder's right to exercise. A form of the redeemable warrant is attached hereto as Exhibit 10.2.

The securities were offered and sold in reliance upon the exemption from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended (the "Securities Act"). Each of the purchasers qualify as accredited investors (as defined by Rule 501 under the Securities Act). We are obligated to file a resale registration statement for the purchasers.


Item 9.01.    Financial Statements, Pro Forma Financial Information and Exhibits

      (c) Exhibits.

      10.1     Form of  Subscription  Agreement,  dated as of September 1, 2004,
               between   Symbollon  and  certain   purchasers   of   Symbollon's
               securities.

      10.2 Form of Redeemable Warrant for the purchase of shares of Class A common stock, dated as of September 1, 2004, issued to certain purchasers of Symbollon's securities.

                                    SIGNATURE



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 8, 2004


                                      SYMBOLLON PHARMACEUTICALS, INC.



                                      By:   /s/ Paul C. Desjourdy
                                            ---------------------------------
                                            Paul C. Desjourdy
                                            President, Chief Operating Officer
                                            and Chief Financial Officer




                                       2

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                                INDEX TO EXHIBITS


Exhibit No.    Description
-----------    -----------
  10.1        Form of  Subscription  Agreement,  dated as of  September 1, 2004,
              between   Symbollon   and  certain   purchasers   of   Symbollon's
              securities.

  10.2 Form of Redeemable Warrant for the purchase of shares of Class A common stock, dated as of September 1, 2004, issued to certain purchasers of Symbollon's securities.





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